UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 --------------

       Date of Report (Date of earliest event reported): January 25, 2006


                             Mid Penn Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

Pennsylvania                                       1-13677                                           25-1666413
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(State or other                                  (Commission                                    (IRS Employer
jurisdiction of                                  File Number)                                   Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                            17061
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(Address of principal executive offices)                             (Zip Code)

                                 (717).692.2133
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K



ITEM 8.01 OTHER EVENTS.

On January 27, 2006, Mid Penn Bancorp, Inc. issued a press release announcing that its Board of Directors has approved a five-percent stock dividend. The record date for shareholders entitled to receive the additional shares is February 8, 2006, for distribution on February 27, 2006.


The information provided in this Item 8.01 shall not be deemed "filed" for purposes of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

ITEM 9.01 EXHIBITS

99.1 Press Release dated January 27, 2006 issued by Mid Penn Bancorp, Inc.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                       MID PENN BANCORP INC.



Date: January 27, 2006                                 By:   /s/ Alan Dakey
                                                             Title:  President
                                                             and Chief Executive
                                                             Officer